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                                                                    Exhibit 99.3

FIDUCIARY TRUST COMPANY INTERNATIONAL
SPECIAL MEETING OF SHAREHOLDERS, MARCH 14, 2001
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          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Laurent Alpert and Victor I. Lewkow, and each of them, as the proxy of the undersigned, with full power to each to appoint a substitute, to vote all shares of stock of FIDUCIARY TRUST COMPANY INTERNATIONAL that the undersigned may be entitled to vote, at the special meeting of shareholders to be held at the Marriott World Trade Center, Three World Trade Center, New York City, on the 14th day of March 2001, and any adjournments thereof:

FOR [ ]   AGAINST [ ]  ABSTAIN [ ] the approval and adoption of the plan of acquisition between Franklin Resources, Inc. and Fiduciary Trust Company International. Under the plan of acquisition, (a) Fiduciary will be acquired by Franklin and become its wholly-owned subsidiary and (b) Fiduciary shareholders will receive, in exchange for each outstanding share of Fiduciary common stock that they own at the effective time of the acquisition, a number of shares of Franklin common stock calculated as described in the proxy statement.

The Board of Directors recommends a vote FOR the approval and adoption of the plan of acquisition. This proxy when properly executed will be voted as checked above. If a choice is not indicated, this proxy will be voted FOR such proposal.


                        (To be signed on reverse side)
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(Continued from other side)                                                     When shares are held by joint tenants, both should
Please sign exactly as your name appears on the left side hereof.               sign. When signing as attorney, executor,
-----------------------------------------------------------------               administrator, trustee or guardian, please give your
                                                                                full title as such. If a corporation, please sign in
                                                                                full corporate name by President or other authorized
                                                                                officer. If a partnership, please sign in
                                                                                partnership name by authorized person.

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                                                                                Signature


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                                                                                Signature, if held jointly

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                                                                                Dated                                         , 2001
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Please mark, sign, date and return the proxy card
promptly using the enclosed envelope.
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